BLACKROCK LIQUIDITY FUNDS

Federal Trust Fund

(the “Fund”)

Supplement dated July 19, 2021 to the Summary Prospectuses, Prospectuses

and Statement of Additional Information of the Fund, each dated February 26, 2021,

as supplemented to date

Effective today the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information, as applicable:

All references to “Federal Trust Fund” in the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information are changed to “BlackRock Liquid Federal Trust Fund” or “BLFT” to reflect the Fund’s new name.

Shareholders should retain this Supplement for future references.

PR2SAI-FEDTR-0721SUP